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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        July 8,  1999
                                                --------------------------



                          LAMINATING TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                            0-21061                        58-2044990
----------------------------        -----------------------     --------------------------------
(State or other jurisdiction        (Commission File Number)    (IRS Employer Identification No.
    of incorporation)


                1160 Hightower Trail, Atlanta, Georgia 30350-2910
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                    (Address of principal executive offices)



Registrant's telephone number, including area code            770-518-6010
                                                       -------------------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.    OTHER EVENTS

         The Company completed as of June 30, 1999 its previously announced agreement to sell substantially all its operating assets. The purchase price was approximately $400,000.

         The Company, in combination with the asset sale, is in the process of changing its name to LTI Holdings, Inc.

         The Company's shareholders approved the above transactions at a special shareholders meeting on June 25, 1999.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            The Company's press release dated July 2, 1999 is attached hereto as
Exhibit 99.1




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                              LAMINATING TECHNOLOGIES, INC.
                                          -------------------------------------
                                                      (Registrant)




Date:      July 8, 1999                         /s/ Michael E. Noonan
       --------------------               -------------------------------------
                                          Michael E. Noonan, Chairman, President
                                           & Chief Executive Officer




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Exhibit Index

Exhibit 99.1 - LTI press release dated July 2, 1999.